Intangible Assets, Net (Details) - ILS (₪) ₪ in Millions		Dec. 31, 2017		Dec. 31, 2016
Intangible Assets, Net [Abstract]
Goodwill		₪ 637	[1]	₪ 735
Value attributed to assets managed and leased	[2]	61		72
Other				8
Intangible assets, net		₪ 698		₪ 815

[1]	Goodwill has been predominantly recognized due to the acquisition of assets by CTY in 2015. The goodwill was allocated to the cash generating units and for each, the recoverable amount was determined as of the reporting date. In 2017, CTY recognized goodwill impairment in an amount of NIS 13 million, due to a reduction in a similar amount in the balance of deferred tax provision which is due to the decrease of tax rate in Norway, which explains part of the goodwill as referred to above.
[2]	Attributed to assets recognized as part of the business combination with Sektor in their fair value in respect of investment properties owned by third party that are managed by the Group as well as properties leased under finance lease by the Group.